Exhibit 99.9

Twitter:

IFF

©IFF

Exciting announcement! We’re combining with DuPont’s

Nutrition St Biosciences to create a global integrated

solutions leader across consumer-oriented end markets

with a broader set of capabilities to meet customers’

evolving needs. Learn more

StrongerlnnovationTogether.com

DuPont

Nutrition & Biosciences

4:01 Dec 15, 2019 Twitter Web App

5:03 PM—Dec 15, 2019 Twitter Web App

What an exciting day for us here @IFF! We couldn’t have

reached this point without the passion and dedication of

our amazing colleagues. Looking forward to this next

step in our journey together. Want to learn more? Check

it out: StrongerlnnovationTogether.com

IFF

IFF

IFF

@|FF

By combining with DuPont’s Nutrition & Biosciences,

we will blend our cultures of science and creativity to

help our customers produce natural, healthier and

“better for you” products. Check out the benefits:

StrongerlnnovationTogether.com

6:00 PM Dec 15, 2019 Twitter Web App

Facebook:

IFF

1 min

We re excited to share that we’re combining with DuPont’s Nutrition &

Biosciences business to create a global integrated solutions leader.

Together, we expect to significantly increase our customers’ speed to market create new efficiencies in product development and provide critical consumer insights for next-generation products.

Want to learn more? Checkout the benefits here:

www.StrongerlnnovationTogether.com

our shared cultures rooted in science and creativity will allow us to create differentiated ingredients and solutions for our customers.

Our combined company will be stronger together and draw the best talent from both @IFF and DuPont N&B. We are excited to see where this next step in our journey takes us, and we thank you for your continued support.

4

IFF

7 mins

Want to learn more? Check it out: StrongerlnnovationTogether.com

Like Comment Share

By combining with DuPont’s Nutrition & Biosciences business, we will blend our cultures of science and creativity to help our customers produce natural, healthier and “better for you” products. Find out more here:

StrongerInnovationTogether oom

Comment

LinkedIn:

International Flavors & Fragrances

147.091 followers

We’re cured to share that we’re combining with DuPont Nutrition & Bioscences to create a new integrated solutions leader for global Food & Beverage, Home St Persona Care and

Health & Wellness markets. With a broader set of capabilities and the *1 or #2 positions in

Taste Scent, Nutrition, Cultures, Enzymes, Soy Proteins and Probiotics categories, we will better meet our customers demands for natural, healthier and ‘better for you”

products.

Want to learn more? Checkout the benefits here:

https://lnkd.in/dryAqVJ

DuPont

Nutrition & Biosciences

Home

strorgerinnovationtogether.com

77 1 Comment

+ Follow

International Flavors & Fragrances + Follow

147,091 followers

12m* ©

What an exciting day for us here at IFF! We couldn’t have reached this ponit without the strong commitment passion and dedication of our amazing colleagues and we look forward to this next step in our journey. Together, we will create a leading ingredients and solutions provider for many years to cornel Want to learn more? Check out the benefits here: https://lnkd.in/dV5SrpH

IFF to Merge with DuPont’s Nutrition & Biosciences Business

strongerinnovitiontogether.com

Os

Like Comment Share

Iff

International Flavors & Fragrances 147,110 followers 6m

With Dupont Nutrition St Biosciences, we will be a strong innovation partner with leading R&D capabilities and the broadest technology portfolio to a low customers to drive growth, meet evolving consumer demands and increase speed to market,

Find out more Fere; https://lnkd,in/dV58rpH

IFF to Merge with DuPont’s Nutrition & Biosciences Business

strorgerinnovationtogether.com

+ Follow

DuPont

Nutrition & Biosciences

Instagram:

iffinc Follow

IFF

2 likes

As a combined company, we expect to

significantly increase customer speed to

market, create new efficiencies in

product development and provide critical

consumer insights for next- generation

products.

Want to learn more? Check out the

benefits here:

StrongerlnnovationTogether.com

1m

iffinc IFF and DuPont’s Nutrition and Biosciences

business are better and stronger together. We will

blend our cultures of science and creativity to help

our customers better meet consumer demands for

natural, healthier and “better-for-you” products.

Find out more here: StrongerlnnovationTogether.com

2m

3 likes

2 MINUTES AGO

iffinc Follow

IFF

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YouTube Video: DuPont Nutrition & Biosciences IFF to Merge with DuPont’s Nutrition & Biosciences Business 18 views · Dec 15,2019 1.0 0 ...+ SHARE :=+ SAVE ... InternationalFlavors & Fragrances Inc. 19. 9K subscribers SUBSCRIBE We’re excited to share we are combining with DuPont’s Nutrition & Biosciences business to create a globalleader in ingredients and solutions wtih a broad scope of capabilities.As a combined company.we expect to significantly increase customer speed to market. create new efficiencies in product development and provide critical consumer insights for next generation products.